                                 AMENDMENT NO. 6

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                      SCHEDULE A

----------------------------------------- ------------------------------------------- -------------------------------------------
FUNDS AVAILABLE UNDER                     SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                              UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
----------------------------------------- ------------------------------------------- -------------------------------------------
                                          Separate Account FUVUL of First Allmerica   ValuPlus Assurance (First Union)
AIM V.I. Capital Appreciation             Financial Life Insurance Company
Fund                                      ------------------------------------------- -------------------------------------------
AIM V.I. Value Fund                       Separate Account VA-P of First Allmerica    Pioneer Vision; Pioneer C-Vision; and
AIM V.I. Growth Fund                      Financial Life Insurance Company            Pioneer XtraVision; Pioneer No-Load
AIM V.I. International Equity Fund        ------------------------------------------- -------------------------------------------
AIM V.I. High Yield Fund                  Separate Account VA-K(Delaware) of First    Delaware Medallion; Delaware Golden
AIM V.I. Dent Demographic                 Allmerica Financial Life Insurance Company  Medallion;
   Trends Fund                            ------------------------------------------- -------------------------------------------
AIM V.I. Aggressive Growth Fund                                                       Agency Ultimate Advantage; Advantage;
AIM V.I. Blue Chip Fund                   Separate Account VA-K of First Allmerica    ExecAnnuity; Annuity Scout; Fund Quest;
                                          Financial Life Insurance Company            Allmerica Immediate Advantage ("IVA")
                                          ------------------------------------------- -------------------------------------------
                                          Group VEL Account                           ExecutiveSolutions
                                          ------------------------------------------- -------------------------------------------
                                          Allmerica Select Separate Account           Select Reward; Secondary Acclaim, Select
                                                                                      Resource, Select Charter
                                          ------------------------------------------- -------------------------------------------
                                          Allmerica Select Separate Account II        Select Life, Select Inheiritage, Select
                                          (Life)                                      Single Premium Life, Select VUL 2001
                                          ------------------------------------------- -------------------------------------------
                                          Separate Account SPVL                       Select III, VEL III
                                          ------------------------------------------- -------------------------------------------
                                          Separate Account IMO                        Allmerica Select Life Plus; Allmerica VUL
                                                                                      2001; VUL 2001 Survivorship
                                          ------------------------------------------- -------------------------------------------
                                          Inheiritage Account                         Select Inheiritage
                                          ------------------------------------------- -------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   May 1, 2001


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

                                        AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                                 By:
        ----------------------------             -------------------------------
Name: Nancy L. Martin                   Name: Robert H. Graham
Title:    Assistant Secretary           Title:    President


(SEAL)

                                        A I M DISTRIBUTORS, INC.


Attest:                                 By:
        ----------------------------             -------------------------------
Name: Nancy L. Martin                   Name: Michael J. Cemo
Title:    Assistant Secretary           Title:    President


(SEAL)


                                        FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                        COMPANY



Attest:                                 By:
        ----------------------------             -------------------------------

Name:                                   Name:
        ----------------------------             -------------------------------

Title:                                  Title:
        ----------------------------             -------------------------------


(SEAL)


                                        ALLMERICA INVESTMENTS, INC.



Attest:                                 By:
        ----------------------------             -------------------------------

Name:                                   Name:
        ----------------------------             -------------------------------

Title:                                  Title:
        ----------------------------             -------------------------------


(SEAL)


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